ACCURIDE

ACCURIDE WHEELS

GUNITE

IMPERIAL GROUP

BRILLION IRON WORKS

First Quarter 2012
Earnings Call

Statements contained in this news release that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results.  Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of
Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31,
2011. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law,
Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Forward Looking Statements

First Quarter 2012 Earnings
➢ Opening Comments
 • CEO Update
 • Industry Highlights
 • Plan Execution
➢ Financial Information
 • First Quarter Results
 • 2012 Outlook
➢ Q&A
➢ Closing Comments

Rick Dauch
President & CEO
Greg Risch
Vice President & CFO
Rick Dauch
Greg Risch

Rick Dauch

1st Quarter Highlights

• STRONG performance across the Wheels & Brillion business units
• Gunite operationally stable & pricing activity complete
• CAPEX projects on schedule and on-budget
• Key analytical work in-process:
 • Steel wheel capacity consolidation & capability studies (London & Mexico facilities)
 • Gunite manufacturing footprint consolidation options (Hubs, Rotors, Spoke Wheels)
• Supply Chain COGS reduction initiatives underway
• Revised sales organization successfully rolled-out internally and to customers
• Imperial consolidation “off-track”:
 • <$3.5M> impact in Q1- premium freight, OT/labor, customer charges
 • Rebuilding leadership team: VP-GM, Controller & Plant Manager (TX)
• Aluminum demand > Accuride capacity (7-day operations)
• Softening Customer Demand:
 • Gunite AM demand (offshore pricing impact, “Mild” winter conditions)
 • 2Q12 reduction (10-20%) in Class 8 customer orders - Navistar, PACCAR
• Unfavorable anti-dumping ruling

ACCURIDE
CORPORATION

- Freight continues to grow steadily – forecasted growth of 3% to 4% over the next two years
- Capacity continues to remain relatively tight
- The current Load-Per-Truck ratio is ~5.5 loads available for every 1 truck resulting in a seasonally adjusted rebound in loads per truck
- Overall, industry fundamentals remain strong; however, OEM ramp-up schedules may be delayed if soft orders continue

January '03 - January '12 (2000=100)
SA Index
% Change
Actual
Seasonally Adjusted
SA Y/Y % Change
(Right Axis)

January '03 - February '12 (2000=100)
Loads Per Truck
LPT "SA"

Industry Fundamentals
ATA Monthly Truck Tonnage Index
Transcore Loadboard Data

Source: ACT Research, ATA, Transcore

ACCURIDE CORPORATION

- Carrier profitability is high due to tight capacity, which increases their ability to replace aging fleets
- However, it is becoming challenging to find qualified drivers
- Orders have been lower than expected in recent months
- However, a delay in the build ramp-up will allow Accuride to capture more of the “up-cycle”

Q1'96 - Prelim. Q4'11
%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4 Quarter Moving Average
1234 1234 1234 1234 1234 1234 1234 1234 1234 1234 1234 1234 1234 1234 1234 1234
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11

January '04 - February '12 (Not Seasonally Adjusted)
Units (000s)
BL/BU Ratio (Months)
250
225
200
175
150
125
100
75
50
BACKLOG
BL/BU RATIO (Right Axis)
6
4
2
0
04 05 06 07 08 09 10 11 12

Class 8 Overview
TL Carrier Database
NA Class 8 Backlog & BL/BU Ratio

Source: ACT Research

ACCURIDE CORPORATION

- Anemic housing starts along with struggling municipality budgets will result in modest medium-duty growth

- The trailer backlog continues to rise and is the strongest it has been since 2007

- Demand drivers include:
  - Fleet age
  - Carrier profitability
  - Higher equipment values

US Housing Starts (in Thousands)
2,500
2,000
1,500
1,000
500
0
300,000
250,000
200,000
150,000
100,000
50,000
0
NACL5-7 Annualized Build Rate
2000-1
2006-1
2012 - 1
US Housing Starts (SA)
NACL5-7 Annualized Build Rate

Units in '000s – January 2012
Jan'11
Jul'11
Oct'11
Jan'12
120
100
80
60
40
20
0
78
97
83
113
79
94
88
102
Backlog Actual
Backlog SA

Class 5-7 & US Trailer Overview
US Housing Starts vs. Class 5-7 Build
US Trailer Backlog

Source: ACT Research, US Census Bureau

ACCURIDE CORPORATION

ACT
FTR
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
376,448
212,391
205,639
118,396
154,173
255,261
299,345
286,280
307,029
277,400
288,525
287,400
250,883
292,000
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

ACT
FTR
300,000
250,000
200,000
150,000
100,000
50,000
0
275,332
206,954
158,294
97,733
117,901
166,792
173,493
155,000
196,713
186,000
207,469
207,000
219,050
218,000
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

ACT
FTR
300,000
250,000
200,000
150,000
100,000
50,000
0
280,203
214,615
143,901
79,027
124,162
209,005
250,950
255,267
267,400
260,000
251,600
238,000
236,300
245,000
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

- **Despite recent order softness, Class 8 production forecasts remain strong for 2 to 3 years**
- **Slow and steady recovery in the Medium-Duty segment continues**
- **Strong trailer builds projected for several years**

10

Source: ACT & FTR
Industry Builds
Class 8 Truck Production
Medium Duty Truck Production
Trailer Production

Strategic Objectives
Share
Price
Grow Globally
Create a Competitive
Cost Structure &
LEAN Operating Culture
Divest Non-Core Assets
Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
➢ #1-2 globally in wheel-end systems
➢ ROIC > 20% through a cycle
➢ >80% of revenue from CORE products
➢ Balanced geographical revenues:
 • 40% North America
 • 30% Asia
 • 20% Europe
 • 10% South America
➢ >25% of annual revenues from new &
 evolutionary products
➢ >95% retention of personnel
➢ Maximize ACW share price
Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry
Our Focus

ACCURIDE CORPORATION

Complete Operational Turnaround of Core Assets

Aluminum capacity expansion	Steel wheel rationalization study	Upgrade & consolidate Gunite mfg.	Imperial turnaround	Common LEAN mfg. systems

Understand & Revamp Our Supply Chain

Scheduling systems	Consolidate MRO buy	Aggressively manage raw material pricing

Focused Sales Initiatives

Re-negotiate & extend "Big 4" LTAs	Focus on fleets, trailer OEMs & aftermarket	Value Selling

Explore Opportunistic Strategic Opportunities

Very small team focused on opportunities for future geographic and/or product expansion

OUR FOCUS

Improved operational performance

+

Improved financial performance

=

Results!

Stabilize & return Imperial (TX) to profitability

Execute Gunite business/financial turnaround plans

Expand aluminum wheel capacity

Erie: Mega-line fully launched – 100% complete	Camden: Double capacity by Q3	Mexico: Triple capacity by Q4

Finalize capacity studies

Initiate migration to common IT systems

Transformation & Execution
2012 - A Year of Execution

Top Priorities - Q2 2012

ACCURIDE CORPORATION

Gunite Pricing

Aluminum Mega-Line

Camden & AdM Expansion

Imperial Consolidation

Gunite Machining

Brillion Improvements

All projects, except results from Imperial consolidation, are on schedule and on budget.
Accuride's long-term plans to fix and grow the business remain unchanged.

Project Timeline
Q3
Q4
Q1
Q2
Q3
Q4
2011
2012
On Schedule
&
On Budget

Aluminum Capacity Timeline
MC1 & MC2
Equipment
Arrival
Building
Renovation
MC1 & MC2
Ramp-Up
MC1 & MC2
commercial
Machine Line
1 Equipment
Arrival
Machine Line 1
capacity added
Machine Line
2 Equipment
Arrival
Machine
Line 1
Ramp-Up
Machine Line 2
Ramp- Up
Machine Line 2
commercial
Acme
Polish
Installed
JAN
FEB
MAR
APR
MAY
JUN
AUG
SEP
OCT
NOV
JUL
15
MC3 & MC4
Equipment
Arrival
Dec
ON TRACK & ON BUDGET

ACCURIDE CORPORATION

Hub/Drum Machining
Slack Assembly

Gunite CAPEX Timeline
Slack Line
Installation
Slack Line
Full
Production
Drum Machine
Line 1
Equipment
Arrival
Drum
Machine
Line 1 Full
Production
Site
Preparation
Drum Machine
Line 2
Equipment
Arrival
Drum Machine
Line 2
Full Production
Drum Machine
Line 3
Equipment
Arrival
Drum Machine
Line 3
Full Production
16
Hub Machine
Line Equipment
Arrival
JAN
FEB
MAR
APR
MAY
JUN
AUG
SEP
OCT
NOV
JUL
Dec
ON TRACK & ON BUDGET

ACCURIDE CORPORATION

QTD Period Ending March 31st ***$ Millions***	***2011 Actual***	***2012 Actual***
Net Sales	$210.9	$269.5
YOY Growth	*42.0%*	*27.8%*
Operating Income (Loss)	1.4	7.2
Percent to Sales	*0.7%*	*2.7%*
Incremental Operating Margin	*8.3%*	*9.9%*
Net Interest Income (Expense)	(8.3)	(8.7)
Other Income (Expense)	2.2	0.2
Profit (Loss) Before Tax From Cont Ops	$(4.7)	$(1.4)
Tax (Provision) Benefit	(0.5)	(1.6)
Net Income (Loss) From Cont Ops	$(5.2)	$(2.9)
Discontinued Operations, Net of Tax	0.1	-
Net Income (Loss)	$(5.2)	$(2.9)
EPS Basic	*(0.11)*	*(0.06)*
EPS Fully Diluted	*(0.11)*	*(0.06)*
Adjusted EBITDA	$17.0	$21.6
Percent to Sales	*8.0%*	*8.0%*
Incremental EBITDA Margin	*5.8%*	*8.0%*

Summary Income Statement

ACCURIDE CORPORATION

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$169.0
$218.8
$269.5
2010
2011
2012

$25.0
$20.0
$15.0
$10.0
$5.0
$-
$13.4
$17.0
$21.6
2010
2011
2012

Disc Ops 3%
Imperial 14%
Wheels 42%
Brillion 15%
Gunite 26%

Paccar 18%
Other 46%
Navistar 17%
Daimler 11%
Volvo/ Mack 8%

Other 19%
Military 4%
Class 5-8 43%
Trailer 7%
A/M 27%

Consolidated Results
Q1 Consolidated Revenue
Q1 Consolidated EBITDA
Consolidated Revenue Breakout
(2011 Full Year)
Business Segment
Customer
Market Segment

ACCURIDE CORPORATION

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$62.1
$91.5
$116.9
2010
2011
2012

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$13.1
$22.2
$28.3
2010
2011
2012

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$48.4
$59.2
$68.6
2010
2011
2012

$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$4.3
$1.0
$0.5
2010
2011
2012

Wheels & Gunite Performance
Q1 Wheels Revenue
Q1 Wheels EBITDA (1)
(1) EBITDA before corporate allocations
Q1 Gunite Revenue
Q1 Gunite EBITDA (1)
(1) EBITDA before corporate allocations

ACCURIDE CORPORATION

$50.0
$40.0
$30.0
$20.0
$10.0
$-
$19.6
$35.3
$43.8
2010
2011
2012

$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.4
$2.7
$4.4
2010
2011
2012

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$18.4
$24.9
$40.2
2010
2011
2012

$1.0
$0.8
$0.6
$0.4
$0.2
$-
$(0.2)
$(0.4)
$(0.6)
$(0.5)
$0.9
$(0.3)
2010
2011
2012

(1) EBITDA before corporate allocations

Brillion & Imperial Segments
Q1 Brillion Revenue
Q1 Brillion EBITDA (1)
(1) EBITDA before corporate allocations
Q1 Imperial Revenue
Q1 Imperial EBITDA (1)

ACCURIDE CORPORATION

$64.9
$104.2
$64.7
Trade A/R $
Net Inventory $
Trade A/P $

$88.6
$110.1
$82.7
Trade A/R $
Net Inventory $
Trade A/P $

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Trade W/C
Trade W/C % to Sales

Trade Working Capital
Historical Working Capital Requirements
Q1 2012 Working Capital Breakout
Q1 2011 Working Capital Breakout

ACCURIDE CORPORATION

QTD Period Ending March 31st *$ Millions*	*2011 Actual*	*2012 Actual*
Adjusted EBITDA	$17.0	$21.6
Cash Interest Paid	(15.2)	(15.4)
Cash Taxes Paid	(0.4)	(0.2)
Excess Pension Contributions	(4.7)	(2.0)
Change in Trade W/C	(32.8)	(21.5)
Transaction Fees	(0.8)	(0.4)
Other	(3.7)	7.1
Cash from Operations	$(40.7)	$(10.8)
Capital Expenditures	(13.8)	(10.4)
Free Cash Flow	$(54.5)	$(21.3)

Free Cash Flow

ACCURIDE CORPORATION

As of March 31st

$ Millions	*2011 Actual*	*2012 Actual*
Senior Secured Notes	$302.3	$303.3
ABL Facility	-	20.0
Gross Debt	$302.3	$323.3
Less Cash	31.7	36.6
Net Debt	$270.6	$286.7
Debt to LTM Adjusted EBITDA	*3.9*	*3.2*
Available Liquidity	$90.7	$103.8

Net Debt & Liquidity

Full Year Guidance
Class 8 270K to 280K
Class 5-7 165K to 175K
Trailer 230K to 250K
Net Sales  $1,000 to $1,025
Adjusted EBITDA $100 to $105
EPS - Diluted $0.07  to $0.15
CAPEX  $75
Depreciation & Amortization  $55
Cash Interest Expense  $31
Excess Pension Contributions  $12
Trade Working Capital Source of Cash  $13
Free Cash Flow $(5) to $0

ACCURIDE CORPORATION

ACCURIDE
ACCURIDE

ACCURIDE WHEELS GUNITE IMPERIAL GROUP BRILLION IRON WORKS

Summary
• “Fix & Grow” Strategy being executed
• “Fix & Grow” Strategy being executed
• Experienced leadership team on-board
 & performing
• Experienced leadership team on-board
 & performing
• Resources focused on key priorities
• Resources focused on key priorities
• All major initiatives, except Imperial
 results, on-schedule and on-budget
• All major initiatives, except Imperial
 results, on-schedule and on-budget
• Long-term market trends remain
 favorable heading into 2012 and
 beyond despite short-term softness
• Long-term market trends remain
 favorable heading into 2012 and
 beyond despite short-term softness
• Adequate liquidity and initiatives to
 improve it
• Adequate liquidity and initiatives to
 improve it
• Strategic opportunities exist to “Fix &
 Grow” the company
• Strategic opportunities exist to “Fix &
 Grow” the company
• We are executing our plan!
• We are executing our plan!

ACCURIDE CORPORATION

Net Sales:

$ Millions	Q1 2011	YOY Growth	Q1 2012	YOY Growth
Wheels	$91.5	47.3%	$116.9	27.8%
Gunite	59.2	22.4%	68.6	15.8%
Brillion Iron Works	35.3	80.3%	43.8	24.2%
Imperial Group	24.9	35.2%	40.2	61.5%
Corporate / Other	-	--	-	--
Continuing Operations	210.9	42.0%	269.5	27.8%
Fabco Automotive	5.6	(28.8%)	-	--
Brillion Farm	-	--	-	--
Bostrom Seating	2.3	(61.2%)	-	--
Discontinued Operations	7.9	(61.2%)	-	--
Consolidated Total	218.8	29.5%	269.5	23.2%

Segment Revenue

ACCURIDE CORPORATION

Operating Income:

$ Millions	Q1 2011	Operating Leverage*	Q1 2012	Operating Leverage*
Wheels	$11.5	25.4%	$18.4	27.3%
Gunite	(1.7)	(27.0%)	(2.2)	(4.8%)
Brillion Iron Works	0.7	4.5%	3.2	28.5%
Imperial Group	1.1	42.2%	(0.5)	(10.8%)
Corporate / Other	(10.2)	--	(11.7)	--
Continuing Operations	1.4	8.3%	7.2	9.9%
Fabco Automotive	0.3	37.7%	-	--
Brillion Farm	-	--	-	--
Bostrom Seating	(0.1)	(12.5%)	-	--
Discontinued Operations	0.2	12.8%	-	--
Consolidated Total	1.7	7.1%	7.2	11.0%

** Operating Leverage refers to the YOY change in Operating Income relative to the YOY change in Net Sales*

Segment Operating Income

ACCURIDE CORPORATION

Adjusted EBITDA:

$ Millions	Q1 2011	Operating Leverage*	2012	Operating Leverage*
Wheels	$22.2	*31.1%*	$28.3	*24.2%*
Gunite	1.0	*(30.0%)*	0.5	*(5.2%)*
Brillion Iron Works	2.7	*8.9%*	4.4	*19.8%*
Imperial Group	0.9	*21.2%*	(0.3)	*(7.4%)*
Corporate / Other	(10.7)	--	(11.4)	--
Continuing Operations	16.1	*9.8%*	21.6	*9.5%*
Fabco Automotive	0.9	*35.3%*	-	--
Brillion Farm	-	--	-	--
Bostrom Seating	(0.0)	*(3.4%)*	-	--
Discontinued Operations	0.9	*20.2%*	-	--
Consolidated Total	17.0	*7.2%*	21.6	*9.2%*

** Operating Leverage refers to the YOY change in EBITDA relative to the YOY change in Net Sales*

Segment Adjusted EBITDA

ACCURIDE CORPORATION

$ Millions *Adjusted EBITDA to Sales*

400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112

Sales & Adjusted EBITDA

ACCURIDE CORPORATION

QTD Period Ending March 31st *$ Millions*	*2011 Actual*	*2012 Actual*
Net Income	$(5.2)	$(2.9)
Income Tax Provision (Benefit)	0.5	1.6
Net Interest Expense (Income)	8.3	8.7
Depreciation	10.3	9.8
Amortization	3.9	2.7
EBITDA	$17.9	$19.9
Restructuring, Severance, Other	0.5	1.1
Other Items	(1.4)	0.6
Adjusted EBITDA	$17.0	$21.6

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Net Income to EBITDA Reconciliation

ACCURIDE CORPORATION

As of March 31st

$ Millions	*2011 Actual*	*2012 Actual*
Accounts Receivable	$104.2	$110.1
Days Sales Outstanding	*36.0*	*33.4*
Inventory	64.7	82.7
Days Inventory Outstanding	*27.1*	*28.3*
Accounts Payable	64.9	88.6
Days Payables Outstanding	*27.0*	*30.7*
Net Trade W/C	$104.1	$104.1
Cash Conversion Cycle Days	*36.1*	*31.0*
Percent to Annualized Sales	*12.3%*	*9.7%*
Incremental WC	*26.3%*	*0.1%*
Change from Prior Quarter *Source (Use) of Cash*	$(32.8)	$(21.5)

Trade Working Capital

$ Millions
Days
200
180
160
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Trade A/R $
DSO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112

Customer Receivables - Net

ACCURIDE CORPORATION

$ Millions
Days
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Net Inventory $
DIO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112

Inventories - Net

$ Millions
Days
140
120
100
80
60
40
20
-
45
40
35
30
25
20
15
10
5
-
Trade A/P $
DPO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112

Accounts Payable